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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                  333-85310-03                33-071-5871
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)



1401 Dove Street                                                   92660
                                                                  -------
Newport Beach, California                                       (Zip Code)
-------------------------

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 7. Financial  Statements,  Pro Forma  Financial  Information  and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  5.1 Opinion of Thacher Proffitt & Wood LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IMPAC SECURED ASSETS CORP.


                                          By:     /s/ Richard J. Johnson
                                             ----------------------------------
                                          Name:   Richard J. Johnson
                                          Title:  Chief Financial Officer

Dated: March 12, 2004






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                                   EXHIBIT 5.1